UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 6, 2007



                              LINKWELL CORPORATION
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)


       FLORIDA                          000-24977              65-1053546
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(State or other jurisdiction         (Commission File         (IRS Employer
    of incorporation)                     Number)           identification No.)

No. 476 Hutai Branch Road, Baoshan District, Shanghai, China         200436
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          (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code   (86)21-56689332
                                                  -------------------


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

[__] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[__] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[__] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[__] Pre-commencement communications pursuant to Rule 133-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01   Entry into a Material Definitive Agreement.

On April 6, 2007, our wholly-owned subsidiary Linkwell Tech Group, Inc., a Florida corporation ("Linkwell Tech") entered into two material stock purchase agreements.

In one agreement, Linkwell Tech acquired 100% equity interest in Shanghai Likang Biological High-Tech Company, Limited, a Chinese company ("Likang Biological") in a related party transaction with Xuelian Bian, an individual, Wei Guan, an individual, and Shanghai Likang Pharmaceutical Technology Co., Ltd, a Chinese company ("Likang Pharmaceutical"). Mr. Bian is Linkwell Corporation's Chief Executive Officer, President and Chairman of the Board and Wei Guan is Linkwell Corporation's Vice President, Secretary and Director. Mr. Bian and Mr. Guan own 90% and 10% of Likang Pharmaceutical, respectively. Mr. Bian and Likang Pharmaceutical owned 60% and 40% of Likang Biological, respectively. Pursuant to the terms of the agreement, Mr. Bian and Likang Pharmaceutical will receive 1,000,000 shares of Linkwell Corporation restricted common stock. As a result of this transaction, our wholly-owned subsidiary Linkwell Tech now owns 100% equity interest in Likang Biological.

In another agreement, Linkwell Tech, which already owned a 90% equity interest in Shanghai Likang Disinfectant High-Tech Company, Limited, a Chinese company ("Likang Disinfectant"), purchased the remaining 10% equity interest of Likang Disinfectant from Shanghai Shanhai Group, a non-affiliated Chinese entity ("Shanghai Shanhai"). Pursuant to the terms of the agreement, Shanghai Shanhai will receive 3,000,000 shares of Linkwell Corporation restricted common stock. As a result of this transaction, our wholly-owned subsidiary Linkwell Tech now owns 100% equity interest in Likang Disinfectant.

The stock purchase agreements are included in this Current Report on Form 8-K as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

On April 9, 2007, Linkwell issued a press release regarding these transactions. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

 Item 9.01  Financial Statements, Pro Forma Financial Information and Exhibits.

(d)      Exhibits:


Exhibit                    Description

10.1 Stock Purchase Agreement for 100% equity interest of Shanghai Likang Biological High-Tech Company, Limited

10.2 Stock Purchase Agreement for 10% equity interest of Shanghai Likang Disinfectant High-Tech Company, Limited

99.1 Press release, dated April 9, 2007

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                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                              LINKWELL CORPORATION



                                  By:  /s/ Xuelian Bian
                                  ------------------------------------
April 12, 2007                    Xuelian Bian, Chief Executive Officer





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